UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 31, 2015

Date of Earliest Event Reported: July 24, 2015

BTCS Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55141	90-1096644
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 N Moore St, Suite 700 Arlington, VA	22209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 764-1084

Bitcoin Shop, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 28, 2015, BTCS Inc., formerly Bitcoin Shop, Inc., a Nevada corporation (the “Company”), filed a Current Report on Form 8-K (“Original Form 8-K”) disclosing the Name Change (as defined therein and below) pursuant to the Merger (as defined therein and below). The Company is filing this Current Report on Form 8-K/A to amend and replace Exhibit 3.1 and 3.2, and to provide an update on the Company’s Issuer Company-Related Action Notification Form filed with FINRA, as described in the Original Form 8-K. This Current Report on Form 8-K/A should be read in conjunction with the Original Form 8-K.

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 24, 2015, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which the Company merged with its wholly owned subsidiary (the “Merger Sub” and the merger transaction, the “Merger”). Upon the consummation of the Merger, the separate existence of the Merger Sub ceased.

As permitted by Chapter 92A.180 of Nevada Revised Statutes, the sole purpose of the Merger was to effect a change of the Company’s name from Bitcoin Shop, Inc. to BTCS Inc. Upon the filing of Articles of Merger (the “Articles of Merger”) with the Secretary of State of Nevada on July 24, 2015 to effect the Merger, the Company’s Articles of Incorporation were deemed amended to reflect the change in the Company’s corporate name (the “Name Change”).

In connection with the above, the Company filed an Issuer Company-Related Action Notification Form with the Financial Industry Regulatory Authority (“FINRA”). On Monday, August 3, 2015, the Company’s common stock will begin trading on the OTC Markets under the new name and with a new CUSIP (05581M 107), but it will retain the current stock symbol “BTCS.”

The foregoing information is a summary of each of the matters described above, is not complete, and is qualified in its entirety by reference to the full text of the Articles of Merger attached as Exhibit 3.1 hereto and the Merger Agreement attached as Exhibit 3.2 hereto. Readers should review those exhibits for a complete understanding of the terms and conditions associated with this matter.

ITEM 7.01 Regulation FD Disclosure.

On July 31, 2015, the Company released a press release announcing the Name Change, the text of which is attached hereto as Exhibit 99.1, and which is incorporated herein by reference.

The information disclosed under this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following exhibits are filed with this Report:

Exhibit Number	Description

3.1	Articles of Merger

3.2	Agreement and Plan of Merger

99.1*	Press Release

* Previously furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BITCOIN SHOP INC.

Dated: July 31, 2015	By:	/s/ Charles W. Allen
Charles W. Allen
Chief Executive Officer